FUNDX FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2021 (UNAUDITED)

Shares			Value
		Investment Companies: 99.1%
		High Yield Bond Funds:
582,563		Delaware Ivy High Income Fund - Class I	$4,095,417
490,376		Fidelity Advisor High Income Advantage Fund - Class I	5,810,952
832,984		Fidelity Capital & Income Fund	9,337,745
729,182		Metropolitan West High Yield Bond Fund - Class I	7,765,787
58,700		SPDR Bloomberg High Yield Bond ETF	6,373,059
		Total High Yield Bond Funds 37.0%	33,382,960
		Strategic Bond Funds:
253,623		Loomis Sayles Bond Fund - Institutional Class	3,454,348
786,257		Osterweis Strategic Income Fund - Institutional Class	9,041,951
743,494		Pioneer Strategic Income Fund - Class Y	8,000,000
758,378		Thompson Bond Fund	8,281,484
		Total Strategic Bond Funds 31.9%	28,777,783
		Total Return Funds:
676,797		Fidelity Real Estate Income Fund	9,339,796
190,844		Permanent Portfolio - Class I	9,521,190
119,343		Vanguard Wellesley Income Fund - Admiral Class	8,369,490
		Total Total Return Funds 30.2%	27,230,476
		Total Investment Companies
		(Cost $84,458,278)	89,391,219
		Short-Term Investments: 0.9%
826,242		Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01%#	826,242
		Total Short-Term Investments
		(Cost $826,242)	826,242
		Total Investments: 100.0%
		(Cost $85,284,520)	90,217,461
		Liabilities in Excess of Other Assets: 0.0%^	(12,204)
		Net Assets: 100.0%	$90,205,257

	#	Annualized seven-day yield as of December 31, 2021.
	^	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure
December 31, 2021 (Unaudited)

Investments of the FundX Flexible Income Fund (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2021, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

FundX Flexible Income Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$89,391,219	$-	$-	$89,391,219
Short-Term Investments	826,242	-	-	826,242
Total Investments in Securities	$90,217,461	$-	$-	$90,217,461